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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 21, 2003.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864


          Delaware                                                36-3329400
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

125 South Franklin Street, Chicago, Illinois                      60606-4678
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          (312) 606-4000
                                                     ---------------------------





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         ITEM 5.  OTHER EVENTS

         On February 19, 2003, the Honorable Alfred M. Wolin entered a Memorandum Opinion and Order (hereinafter the "Memorandum and Order") in the United States Bankruptcy Court proceeding captioned "In re: USG Corporation, a Delaware Corporation, et al," Case No. 01-2094 (RJN), pending in the United States Bankruptcy Court for the District of Delaware. A copy of the Memorandum and Order is attached hereto as Exhibit 99.2 and is incorporated herein by reference into this Item 5 report on Form 8-K as if fully set forth herein.


         Exhibit

         99.1  USG Corporation press release dated February 21, 2003.

         99.2  Memorandum and Order dated February 19, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               USG CORPORATION
                                                Registrant


Date: February 21, 2003                   By:  /s/   Stanley L. Ferguson
                                               ---------------------------------
                                               Stanley L. Ferguson, Senior Vice
                                               President and General Counsel












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                                  Exhibit Index


Exhibit No.                            Exhibit
-----------                            -------

    99.1                  USG Corporation press release dated February 21, 2003.

    99.2                  Memorandum and Order dated February 19, 2003.